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                                                                   Exhibit 10.32


                               SECOND AMENDMENT TO
                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS


         THIS SECOND AMENDMENT TO PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS ("Amendment") is entered into at San Diego, California as of February 14, 2002, between H. G. FENTON COMPANY, a California corporation which acquired title as
H. G. Fenton Material Company ("Seller"), and BIOSITE INCORPORATED, a Delaware corporation ("Buyer"), with reference to the following

                                R E C I T A L S:

         A. Seller and Buyer are the parties to a Purchase Agreement and Escrow Instructions dated as of December 7, 2001 and previously amended as of February 12, 2002 ("Agreement"), relating to that certain real property consisting of approximately 34.7 gross acres in the Carroll Canyon area of San Diego, California ("Land"). Initially capitalized terms not otherwise defined in this Amendment have the same meanings as in the Agreement, as previously amended. Pursuant to the Agreement, the parties have established Escrow No. 51943-PM with Stewart Title of California, Inc. as Escrow Holder.

         B.       The parties wish to make certain changes to the Agreement.

         THE PARTIES AGREE:

         1. SATISFACTION OF SPECIAL CONDITIONS. The parties acknowledge and agree that the special conditions of Paragraphs 6.1.1, 6.1.2 and 6.1.3 have all been satisfied or waived.

         2. CC&RS. Buyer acknowledges having received and approved in all material respects the CC&Rs. Seller acknowledges that Buyer may wish to propose certain minor changes to the CC&Rs, and agrees to work in good faith with Buyer with respect thereto; provided, however, that the parties' agreement on any such further changes to the CC&Rs shall not be a condition precedent to Buyer's obligations under the Agreement.

         3. DESIGN GUIDELINES. Buyer acknowledges having received and approved in all material respects the most recent Design Guidelines for the Business Park. Buyer acknowledges that Seller may wish to make certain minor changes to the Design Guidelines before the Closing, and the parties agree that without Buyer's prior approval, Seller shall make no changes to the Design Guidelines which would affect in any material way the design of Buyer's Project or the development, use or occupancy of the Land.

         4. CLOSING DATE. The definitions of Closing Date and Latest Closing Date shall be modified to read as follows:

                           "CLOSING DATE" means a date which is thirty (30) days following Buyer's receipt of the latest to be delivered of (i) Seller's written notification of its intent to effect the Closing, (ii) the Grading Certifications, and (iii) Seller's delivery of the notice specified in Paragraph 6.1.5. The currently anticipated Closing Date is October 1, 2002. The Closing Date is subject to extension by Seller to no later than the Latest Closing Date pursuant to Paragraph 6.2.

                           "LATEST CLOSING DATE" means March 31, 2003, which shall be extended day-for-day, to a maximum extension of six (6) months, for each day of Unavoidable Delay that is caused by restrictions on grading or other Pre-Closing Improvements incident to storm-water runoff requirements.


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         5.       OTHER MATTERS OF AGREEMENT.

                  (a) This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one instrument.

                  (b) Except to the extent modified hereby, all provisions of the Agreement as previously amended shall remain in full force and effect.



SELLER:                                        BUYER:

H. G. FENTON COMPANY, a California             BIOSITE INCORPORATED, a Delaware
corporation                                    corporation

By                                             By
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Its                                            Its
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By                                             By
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Its                                            Its
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